UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2014

UNITED STATES ANTIMONY CORPORATION
(Exact name of registrant as specified in its charter)

Montana	33-00215	81-0305822
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

P.O. Box 643 Thompson Falls, Montana		59873
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (406) 827-3523

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On June 27, 2014, United States Antimony Corporation (the “Company”) entered into a placement agent letter agreement (the “Placement Agent Agreement”) in which Ecoban Securities Corporation (“Ecoban”) served as placement agent relating to a registered direct offering by the Company of up to an aggregate of 1,453,288 shares of its common stock (the “Common Stock”) pursuant to a Securities Purchase Agreement, dated as of June 27, 2014 (the “Securities Purchase Agreement”), by and among the Company and the Purchasers (as defined therein). Each Purchaser paid the negotiated price of $1.40 for each share of Common Stock that it purchased, resulting in gross proceeds to the Company of approximately $2,034,603, before deducting placement agent’s fees and estimated offering expenses. The net offering proceeds to the Company from the sale of the shares of Common Stock, after deducting placement agent’s fees and other estimated offering expenses payable by the Company, are approximately $1,912,527.

A copy of the Placement Agent Agreement, opinion of Stoel Rives LLP, and Securities Purchase Agreement are attached to this Current Report on Form 8-K as Exhibits 1.1 and 10.1, respectively, and are incorporated herein by reference. The foregoing is only a brief description of the material terms of the Placement Agent Agreement and the Securities Purchase Agreement, and does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to these exhibits.

The Company offered and sold the above described shares of Common Stock pursuant to a prospectus dated May 9, 2014 and a prospectus supplement dated June 27, 2014, pursuant to the Company’s shelf registration statement on Form S-3 (SEC File No. 333-195836) previously declared effective by the Securities and Exchange Commission (the “Shelf Registration Statement”).  A copy of the prospectus supplement is attached as Exhibit 99.1 hereto and is incorporated herein by reference. This report on Form 8-K is being filed in part for the purpose of incorporating Exhibits 1.1, 10.1 and 99.1 by reference into the Shelf Registration Statement.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

1.1	Placement Agent Agreement, dated June 27, 2014, between the Company and Escoban Securities Corporation
10.1	Securities Purchase Agreement, dated June 27, 2014, between the Company and the Purchaser signatories thereto.
99.1	United States Antimony Prospectus Supplement, dated June 27, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

Date: June 27, 2014	By:	/s/ John C. Lawrence
John C. Lawrence
President, Director and Principal Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Placement Agent Agreement, dated June 27, 2014, between the Company and Escoban Securities Corporation
10.1	Securities Purchase Agreement, dated June 27, 2014, between the Company and the Purchaser signatories thereto.
99.1	United States Antimony Prospectus Supplement, dated June 27, 2014